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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 22, 2001



                        HOTEL RESERVATIONS NETWORK, INC.
               (Exact name of registrant as specified in charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)



                0-29575                                    75-2817683
        (Commission File Number)               (IRS Employer Identification No.)



8140 Walnut Hill Lane, Suite 800, Dallas, TX                  75231
  (Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (214) 361-7311



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Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits.

         Exhibit No.      Description of Exhibit

            99.1          Press Release of Hotel Reservations Network, Inc.
                          dated October 22, 2001.

Item 9.    Regulation FD Disclosure.

         On October 22, 2001, Hotel Reservations Network, Inc. issued a press release announcing its results for the quarter ended September 30, 2001. The full text of this press release, appearing as Exhibit 99.1, is furnished pursuant to Regulation FD.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          HOTEL RESERVATIONS NETWORK, INC.



                                          By: /s/  Gregory S. Porter
                                             -----------------------------
                                             Gregory S. Porter
                                             General Counsel and Secretary


Dated:  October 22, 2001


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                                  EXHIBIT INDEX

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


   EXHIBIT
   NUMBER                 DESCRIPTION OF EXHIBIT
   ------                 ----------------------
    99.1                  Press Release of Hotel Reservations Network, Inc.
                          dated October 22, 2001